Exhibit a (xi) under Form N-1A
                                           Exhibit 3 (i) under Item 601/Reg. S-K

                                  RIGGS FUNDS

                                Amendment No. 10
                                     to the
                              DECLARATION OF TRUST

                              Dated April 1, 1991


      THIS Declaration of Trust is amended as follows:

A. Strike the first sentence of Section 5 of Article XII from the Declaration of Trust and substitute in its place the following:

            Section 5. Offices of the Trust, Filing of Copies, Headings, Counterparts. The Trust shall maintain a usual place of business in Massachusetts, which shall be determined by the Trustees, and shall continue to maintain an office at such address unless changed by the Trustees to another location in Massachusetts.

      The undersigned, President and Secretary, hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 17th day of May, 2000.

      WITNESS the due execution hereof this 17th day of May, 2000.


/s/ Edward C. Gonzales              /s/ John W. McGonigle
------------------------------      ------------------------------
Edward C. Gonzales, President       John W. McGonigle, Secretary



                                                 Exhibit a (xii) under Form N-1A
                                           Exhibit 3 (ii) under Item 601/Reg.S-K

                                  Riggs Funds
                                Amendment No. 11
                          to the Declaration of Trust
                              dated April 1, 1991

      THIS Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

      "Section 5.  Establishment and Designation of Series or Class.
                   ------------------------------------------------

      Without limiting the authority of the Trustees set forth in Article XII,
      Section 8, inter alia, to establish and designate any additional Series or Class, or to modify the rights and preferences of any existing Series or Class the Series and Classes of the Trust are established and designated as:

                                Riggs Bond Fund
                                 Class R Shares
                     Riggs Intermediate Tax Free Bond Fund
                                 Class R Shares
                       Riggs Long Term Tax Free Bond Fund
                                 Class R Shares
                          Riggs Large Cap Growth Fund
                                 Class R Shares
                         Riggs Prime Money Market Fund
                                 Class R Shares
                                 Class Y Shares
                         Riggs Small Company Stock Fund
                                 Class R Shares
                                 Class Y Shares
                                Riggs Stock Fund
                                 Class R Shares
                                 Class Y Shares
                     Riggs U.S. Government Securities Fund
                                 Class R Shares
                                 Class Y Shares
                     Riggs U.S. Treasury Money Market Fund
                                 Class R Shares
                                 Class Y Shares

      The undersigned hereby certify that the above-stated amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees on the 15th day of November, 2000.

      WITNESS the due execution hereof this 15th day of November, 2000.


/s/ John F. Donahue                 /s/ Lawrence D. Ellis, M.D.
------------------------------      ------------------------------
John F. Donahue                     Lawrence D. Ellis, M.D.

/s/ Thomas G. Bigley                /s/ Peter E. Madden
------------------------------      ------------------------------
Thomas G. Bigley                    Peter E. Madden

/s/ John T. Conroy, Jr.             /s/ Charles F. Mansfield, Jr.
------------------------------      ------------------------------
John T. Conroy, Jr.                 Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis        /s/ John E. Murray, Jr.
------------------------------      ------------------------------
Nicholas P. Constantakis            John E. Murray, Jr.

/s/ John F. Cunningham              /s/ Marjorie P. Smuts
------------------------------      ------------------------------
John F. Cunningham                  Marjorie P. Smuts

/s/ J. Christopher Donahue          /s/ John S. Walsh
------------------------------      ------------------------------
J. Christopher Donahue              John S. Walsh